UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2023

Midland States Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

(217) 342-7321
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MSBI	The Nasdaq Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 7.75% fixed rate reset non-cumulative perpetual preferred stock, Series A, $2.00 par value	MSBIP	The Nasdaq Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On January 26, 2023, Midland States Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2022. The press release is attached as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
On January 26, 2023, the Company made available on its website a slide presentation regarding the Company's fourth quarter 2022 financial results, which will be used as part of a publicly accessible conference call on January 27, 2023. The slide presentation is attached as Exhibit 99.2.
The information set forth under Items 2.02 and 7.01 in this Form 8-K and the attached exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.
Item 8.01 Other Events.
On January 24, 2023, the Company notified GreenSky, LLC (“GreenSky”) that, effective October 21, 2023, the Company would terminate its participation in GreenSky’s loan origination program. Following the termination, GreenSky is expected to continue servicing all loans originated through the program.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Midland States Bancorp, Inc., dated January 26, 2023
99.2	Slide Presentation of Midland States Bancorp, Inc. regarding fourth quarter 2022 financial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2023	By:	/s/ Eric T. Lemke
Eric T. Lemke
Chief Financial Officer